Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Record Consolidated Net Sales and Earnings in Second Quarter 2022 and Reiterates Full Year 2022 Earnings Per Share Guidance

●	Delivers record second quarter consolidated net sales of $738.3 million
●	Generates record second quarter earnings per diluted share of $1.38
●	Repurchases approximately 1.1 million shares of Caleres common stock
●	Reiterates fiscal year 2022 earnings per share guidance

ST. LOUIS, August 23, 2022 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of consumer-driven footwear brands, today reported financial results for the second quarter ended July 30, 2022. During the quarter, Caleres continued its strong execution, delivering record second quarter sales and earnings and making significant accomplishments toward its enterprise-wide strategies. Net sales rose 9.3 percent year-over-year driven by positive momentum in the Brand Portfolio segment reflecting the successful execution of its initiatives to elevate product design, refine product assortments and increase the availability of inventory to meet demand. Notably, the company achieved net earnings of $51.2 million and generated a 45.6 percent consolidated gross profit margin. In addition, Caleres strategically deployed cash to augment inventory levels ahead of the fall buying and back-to-school seasons, prioritized investment in value-enhancing growth opportunities and repurchased $27.0 million, or 1.1 million shares, of Caleres common stock.

“During the second quarter, Caleres delivered another exceptional financial and operational performance with record second quarter sales and earnings and strong gross profit margins – marking yet another period of outstanding results,” said Diane Sullivan, Chairman and Chief Executive Officer. “In particular, Caleres utilized its growing and dynamic portfolio to capitalize on robust consumer demand in trending footwear categories, to support strong consolidated margin levels and to drive another excellent quarter of return on sales. In short, we demonstrated again that our versatile structure provides a significant and differentiating strength that, over the long term, enables Caleres to drive exceptional results in strong market environments while still generating attractive levels of profitability in difficult macro environments.”

Second Quarter 2022 Highlights

(13-weeks ended July 30, 2022 compared to 13-weeks ended July 31, 2021)

●	Net sales were $738.3 million, up 9.3 percent from the second quarter of fiscal 2021;
‒	A 3.8 percent sales decline in the Famous Footwear segment
‒	A 35.6 percent sales increase in the Brand Portfolio segment
‒	Direct-to-consumer sales represented approximately 72 percent of total net sales
●	Gross profit was $336.8 million, while gross margin was 45.6 percent;
‒	A 48.9 percent gross margin in the Famous Footwear segment
‒	A 38.3 percent gross margin in the Brand Portfolio segment
●	SG&A as percentage of sales was 36.4 percent, 206-basis points lower than second quarter of fiscal 2021;
●	Net earnings of $51.2 million, or earnings of $1.38 per diluted share, compared to net earnings of $37.4 million, or earnings of $0.97 per diluted share in the second quarter of fiscal 2021;
●	Trailing twelve-month adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) of $324.2 million; or 11.0 percent of sales;

●	Inventory levels were up approximately 36 percent, year-over-year, reflecting efforts to increase inventory levels ahead of the fall buying and back-to-school seasons. Inventory was down 2.7 percent when compared to second quarter of 2019 – a more comparable period;
●	Generated $7.6 million in cash from operations; and
●	Returned $29.6 million to shareholders through dividends and share repurchases.

Capital Return Progress

During the second quarter, Caleres opportunistically repurchased 1.1 million shares of common stock, representing approximately 3 percent of shares outstanding, at a total cost of $27.0 million. At quarter-end, approximately 7.2 million shares remained available in the current share repurchase authorization. The company views its substantial and ongoing buyback program as a highly effective mechanism for enhancing shareholder value.

In addition to buybacks, Caleres returned $2.6 million to shareholders through its recurring quarterly cash dividend during the second quarter.

Future dividend declarations and share repurchases will be based on a number of factors, including business and market conditions, the company’s future financial performance and other capital priorities.

Outlook

“With $2.70 of diluted earnings per share delivered in the first half, 2022 is shaping up to be another outstanding year for Caleres,” said Sullivan.  “Even with ongoing inflationary pressures and uncertainties around the direction of consumer spending, Caleres is exceptionally well-positioned to maintain its significant momentum due to its diversified portfolio that can capitalize on opportunities across a broad spectrum of consumer segments and throughout a wide a range of market environments. Furthermore, the Caleres team is committed to utilizing our core competencies – in brand building, merchandising, marketing and logistics – to further our strategic priorities, while mobilizing quickly to unlock enterprise-wide growth opportunities. With the work we’ve done to structurally strengthen the long-term cash generating potential of the enterprise we are enthusiastic about the long-term prospects for profitability and remain sharply focused on creating value for our shareholders through our capital return program.”

Fiscal Year 2022 Outlook:

Caleres is reiterating its fiscal year 2022 financial outlook. Specifically, the company is raising and tightening its consolidated sales levels from up between 2 percent and 5 percent to up between 4 percent to 6 percent when compared to fiscal year 2021 and still expects earnings per diluted share to be between $4.20 and $4.40, which would represent another year of record or near-record earnings for the organization.

Investor Conference Call

Caleres will host an investor conference call at 5:00 p.m. ET today, Tuesday, August 23. The webcast and associated slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 704-4453 for analysts in North America or (201) 389-0920 for international analysts, no passcode necessary. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13732134.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges, and recoveries, earnings before interest, taxes, depreciation and amortization, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) supply chain disruptions and inflationary pressures; (ii) the coronavirus pandemic and its adverse impact on our business operations and financial condition (iii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) the ability to accurately forecast sales and manage inventory levels; (xi) a disruption in the company’s distribution centers; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to secure/exit leases on favorable terms; (xiv) the ability to maintain relationships with current suppliers; (xv) transitional challenges with acquisitions and divestitures; (xvi) changes to tax laws, policies and treaties; (xvii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 29, 2022, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
($ thousands, except per share data)	July 30, 2022	July 31, 2021	July 30, 2022	July 31, 2021
Net sales	$738,330	$675,531	$1,473,445	$1,314,167
Cost of goods sold	401,515	353,238	809,636	716,987
Gross profit	336,815	322,293	663,809	597,180
Selling and administrative expenses	268,395	259,501	529,194	503,036
Restructuring and other special charges, net	—	—	—	13,482
Operating earnings	68,420	62,792	134,615	80,662
Interest expense, net	(2,584)	(11,941)	(4,883)	(23,734)
Other income, net	3,217	3,860	6,639	7,688
Earnings before income taxes	69,053	54,711	136,371	64,616
Income tax provision	(17,500)	(16,559)	(34,833)	(20,080)
Net earnings	51,553	38,152	101,538	44,536
Net earnings (loss) attributable to noncontrolling interests	375	756	(149)	993
Net earnings attributable to Caleres, Inc.	$51,178	$37,396	$101,687	$43,543

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.40	$0.98	$2.74	$1.14

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.38	$0.97	$2.70	$1.13

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	July 30, 2022	July 31, 2021
ASSETS
Cash and cash equivalents	$45,955	$54,684
Receivables, net	127,580	110,522
Inventories, net	770,652	565,512
Property and equipment, held for sale	16,777	—
Prepaid expenses and other current assets	57,827	76,645
Total current assets	1,018,791	807,363

Lease right-of-use assets	516,486	508,597
Property and equipment, net	137,007	161,066
Goodwill and intangible assets, net	221,447	233,777
Other assets	131,477	122,095
Total assets	$2,025,208	$1,832,898

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$348,500	$100,000
Current portion of long-term debt	—	99,540
Mandatory purchase obligation - Blowfish Malibu	—	52,639
Trade accounts payable	399,265	348,795
Lease obligations	131,601	126,820
Other accrued expenses	260,434	250,875
Total current liabilities	1,139,800	978,669

Noncurrent lease obligations	451,657	463,746
Long-term debt	—	99,540
Other liabilities	48,874	45,652
Total other liabilities	500,531	608,938

Total Caleres, Inc. shareholders’ equity	379,133	240,697
Noncontrolling interests	5,744	4,594
Total equity	384,877	245,291
Total liabilities and equity	$2,025,208	$1,832,898

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Twenty-Six Weeks Ended
($ thousands)	July 30, 2022	July 31, 2021
OPERATING ACTIVITIES:
Net cash provided by operating activities	$27,251	$135,547

INVESTING ACTIVITIES:
Purchases of property and equipment	(16,820)	(6,816)
Capitalized software	(3,906)	(2,581)
Net cash used for investing activities	(20,726)	(9,397)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	437,500	164,500
Repayments under revolving credit agreement	(379,000)	(314,500)
Dividends paid	(5,200)	(5,336)
Acquisition of treasury stock	(41,672)	—
Issuance of common stock under share-based plans, net	(3,814)	(3,752)
Contributions by noncontrolling interests, net	1,500	—
Other	—	(677)
Net cash provided by (used for) financing activities	9,314	(159,765)
Effect of exchange rate changes on cash and cash equivalents	1	4
Increase (decrease) in cash and cash equivalents	15,840	(33,611)
Cash and cash equivalents at beginning of period	30,115	88,295
Cash and cash equivalents at end of period	$45,955	$54,684

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	July 30, 2022			July 31, 2021

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$51,178	$1.38		$37,396	$0.97

Charges/other items:
Fair value adjustment to Blowfish purchase obligation	$—	$—	$—	$7,115	$5,284	$0.14
Deferred tax valuation allowances	—	—	—	—	3,294	0.08
Total charges/other items	$—	$—	$—	$7,115	$8,578	$0.22
Adjusted earnings		$51,178	$1.38		$45,974	$1.19

	(Unaudited)
	Twenty-Six Weeks Ended
	July 30, 2022			July 31, 2021

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$101,687	$2.70		$43,543	$1.13

Charges/other items:
Fair value adjustment to Blowfish purchase obligation	$—	—	—	$13,505	10,030	$0.26
Brand Portfolio - business exits	—	—	—	13,482	11,927	0.31
Deferred tax valuation allowances	—	—	—	—	3,294	0.09
Total charges/other items	$—	$—	$—	$26,987	$25,251	$0.66
Adjusted earnings		$101,687	$2.70		$68,794	$1.79

	(Unaudited)
	Trailing Twelve Months
	July 30, 2022		July 31, 2021

	Pre-Tax	Net Earnings	Pre-Tax	Net (Loss)
	Impact of	Attributable	Impact of	Earnings
	Charges/Other	to Caleres,	Charges/Other	Attributable to
($ thousands)	Items	Inc.	Items	Caleres, Inc.

GAAP earnings (loss)		$195,163		$(19,016)

Charges/other items:
Fair value adjustment to Blowfish purchase obligation	$1,918	1,424	$27,618	20,509
Loss on early extinguishment of debt	1,011	750	—	—
Deferred tax valuation allowances	—	746	—	3,294
Brand Portfolio - business exits	—	—	28,256	25,607
Intangible asset impairment charges	—	—	23,805	17,854
COVID-19-related expenses	—	—	15,245	37,486
Vionic integration-related costs	—	—	3,436	2,552
Total charges/other items	$2,929	$2,920	$98,360	$107,302
Adjusted earnings		$198,083		$88,286

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	July 30,	July 31,	July 30,	July 31,	July 30,	July 31,	July 30,	July 31,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Net sales	$436,375	$453,649	$324,060	$239,013	$(22,105)	$(17,131)	$738,330	$675,531
Gross profit	213,605	227,414	124,142	94,890	(932)	(11)	336,815	322,293
Adjusted gross profit	213,605	227,414	124,142	94,890	(932)	(11)	336,815	322,293
Gross profit rate	48.9%	50.1%	38.3%	39.7%	4.2%	0.0%	45.6%	47.7%
Adjusted gross profit rate	48.9%	50.1%	38.3%	39.7%	4.2%	0.0%	45.6%	47.7%
Operating earnings (loss)	62,496	85,498	29,410	16,554	(23,486)	(39,260)	68,420	62,792
Adjusted operating earnings (loss)	62,496	85,498	29,410	16,554	(23,486)	(39,260)	68,420	62,792
Operating earnings (loss) %	14.3%	18.8%	9.1%	6.9%	n/m %	n/m %	9.3%	9.3%
Adjusted operating earnings (loss) %	14.3%	18.8%	9.1%	6.9%	n/m %	n/m %	9.3%	9.3%
Same-store sales % (on a 13-week basis)	(3.1)%	(1.1)%	23.5%	16.3%	—%	—%	—%	—%
Number of stores	881	912	85	87	—	—	966	999

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	July 30,	July 31,	July 30,	July 31,	July 30,	July 31,	July 30,	July 31,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Gross profit	$213,605	$227,414	$124,142	$94,890	$(932)	$(11)	$336,815	$322,293
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$213,605	$227,414	$124,142	$94,890	$(932)	$(11)	$336,815	$322,293
Operating earnings (loss)	$62,496	$85,498	$29,410	$16,554	$(23,486)	$(39,260)	$68,420	$62,792
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted operating earnings (loss)	$62,496	$85,498	$29,410	$16,554	$(23,486)	$(39,260)	$68,420	$62,792

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	July 30,	July 31,	July 30,	July 31,	July 30,	July 31,	July 30,	July 31,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Net sales	$820,877	$851,754	$689,800	$489,318	$(37,232)	$(26,905)	$1,473,445	$1,314,167
Gross profit	402,839	407,229	263,441	188,892	(2,471)	1,059	663,809	597,180
Adjusted gross profit	402,839	407,229	263,441	188,892	(2,471)	1,059	663,809	597,180
Gross profit rate	49.1%	47.8%	38.2%	38.6%	6.6%	(3.9)%	45.1%	45.4%
Adjusted gross profit rate	49.1%	47.8%	38.2%	38.6%	6.6%	(3.9)%	45.1%	45.4%
Operating earnings (loss)	112,184	133,371	70,760	13,733	(48,329)	(66,442)	134,615	80,662
Adjusted operating earnings (loss)	112,184	133,371	70,760	27,215	(48,329)	(66,442)	134,615	94,144
Operating earnings (loss)%	13.7%	15.7%	10.3%	2.8%	n/m %	n/m %	9.1%	6.1%
Adjusted operating earnings (loss)%	13.7%	15.7%	10.3%	5.6%	n/m %	n/m %	9.1%	7.2%
Same-store sales % (on a 26-week basis)	(3.5)%	0.5%	43.8%	10.2%	—%	—%	—%	—%
Number of stores	881	912	85	87	—	—	966	999

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	July 30,	July 31,	July 30,	July 31,	July 30,	July 31,	July 30,	July 31,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Gross profit	$402,839	$407,229	$263,441	$188,892	$(2,471)	$1,059	$663,809	$597,180
Charges/Other Items:
Brand Portfolio - brand exits	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$402,839	$407,229	$263,441	$188,892	$(2,471)	$1,059	$663,809	$597,180
Operating earnings (loss)	$112,184	$133,371	$70,760	$13,733	$(48,329)	$(66,442)	$134,615	$80,662
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	13,482	—	—	—	13,482
Total charges/other items	—	—	—	13,482	—	—	—	13,482
Adjusted operating earnings (loss)	$112,184	$133,371	$70,760	$27,215	$(48,329)	$(66,442)	$134,615	$94,144

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	July 30,	July 31,	July 30,	July 31,
	2022	2021	2022	2021
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$51,553	$38,152	$101,538	$44,536
Net (earnings) loss attributable to noncontrolling interests	(375)	(756)	149	(993)
Net earnings attributable to Caleres, Inc.	51,178	37,396	101,687	43,543
Net earnings allocated to participating securities	(2,226)	(1,360)	(4,216)	(1,575)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$48,952	$36,036	$97,471	$41,968

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	35,031	36,880	35,620	36,794
Dilutive effect of share-based awards	467	267	467	212
Diluted common shares attributable to Caleres, Inc.	35,498	37,147	36,087	37,006

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.40	$0.98	$2.74	$1.14

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.38	$0.97	$2.70	$1.13

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	July 30,	July 31,	July 30,	July 31,
	2022	2021	2022	2021
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$51,553	$46,730	$101,538	$69,787
Net (earnings) loss attributable to noncontrolling interests	(375)	(756)	149	(993)
Adjusted net earnings attributable to Caleres, Inc.	51,178	45,974	101,687	68,794
Net earnings allocated to participating securities	(2,226)	(1,673)	(4,216)	(2,504)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$48,952	$44,301	$97,471	$66,290

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	35,031	36,880	35,620	36,794
Dilutive effect of share-based awards	467	267	467	212
Diluted common shares attributable to Caleres, Inc.	35,498	37,147	36,087	37,006

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.40	$1.20	$2.74	$1.80

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.38	$1.19	$2.70	$1.79

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND ADJUSTED EBITDA (NON-GAAP METRICS)

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	July 30, 2022	July 31, 2021
EBITDA:
Net earnings (loss) attributable to Caleres, Inc.	$195,163	$(19,016)
Income tax provision	65,834	31,081
Interest expense, net	12,079	49,155
Loss on early extinguishment of debt	1,011	—
Depreciation and amortization (1)	50,065	55,845
EBITDA	$324,152	$117,065

EBITDA margin	11.0%	4.6%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$198,083	$88,286
Income tax provision (3)	65,843	22,139
Interest expense, net (4)	10,161	21,537
Depreciation and amortization (1)	50,065	55,845
Adjusted EBITDA	$324,152	$187,807

Adjusted EBITDA margin	11.0%	7.4%

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings (loss) attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Excludes the fair value adjustment to the Blowfish purchase obligation, as reflected on Schedule 4.